UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2025

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 14, 2025 at 4:30 p.m., New York City time (the “Effective Time”), Liberty Broadband Corporation (“Liberty Broadband”) completed its previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary GCI Liberty, Inc. (“GCI Liberty”).

The Spin-Off was accomplished by means of a distribution by Liberty Broadband of 0.20 of a share of GCI Liberty’s Series A GCI Group common stock, par value $0.01 per share, Series B GCI Group common stock, par value $0.01 per share, and Series C GCI Group common stock, par value $0.01 per share (collectively, the “GCI Group common stock”), for each whole share of the corresponding series of Liberty Broadband common stock held as of 5:00 p.m., New York City time, on June 30, 2025 by the holder thereof. Cash (with no interest) was paid in lieu of fractional shares of GCI Group common stock.

As a result of the Spin-Off, GCI Liberty is an independent, publicly traded company and its businesses, assets and liabilities initially consist of 100% of the outstanding equity interests in GCI, LLC and its subsidiaries.

In connection with the Spin-Off, the following agreements were entered into by Liberty Broadband (the “Spin-Off Agreements”):

•	the Tax Sharing Agreement, dated as of July 14, 2025, by and between Liberty Broadband and GCI Liberty, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between Liberty Broadband and GCI Liberty; and
•	the Tax Receivables Agreement, dated as of July 14, 2025, by and between Liberty Broadband and GCI Liberty, which governs the respective rights and obligations of Liberty Broadband and GCI Liberty with respect to certain tax matters.

The section of the prospectus filed on July 2, 2025 with the Securities and Exchange Commission, as part of GCI Liberty’s Registration Statement on Form S-1 (File No. 333-286272), entitled “Certain Relationships and Related Party Transactions-Agreements Relating to the Spin-Off,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Spin-Off Agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Martin E. Patterson as President and Chief Executive Officer

On July 10, 2025, Martin E. Patterson was appointed to the role of President and Chief Executive Officer of Liberty Broadband, effective as of the Effective Time. Upon effectiveness of Mr. Patterson’s appointment, John C. Malone, Chairman of the Board of Directors of Liberty Broadband (the “Board”), President and Chief Executive Officer of Liberty Broadband, will resign as President and Chief Executive Officer. Mr. Malone will remain Chairman of the Board.

There were no arrangements or understandings between Mr. Patterson and any other person pursuant to which Mr. Patterson was selected as President and Chief Executive Officer of Liberty Broadband and there are no family relationships between Mr. Patterson and any director or executive officer of Liberty Broadband. Mr. Patterson has no direct or indirect material interest in any related party transaction required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Patterson is Senior Vice President of Liberty Media Corporation. Mr. Patterson was formerly Senior Vice President of Atlanta Braves Holdings, Inc. until August 2024, QVC Group, Inc. until March 2025, Liberty TripAdvisor Holdings, Inc. until April 2025 and Liberty Broadband until July 2025. He has been with Liberty Media Corporation, a media, communications and entertainment company, and its predecessors since 2010. Mr. Patterson has served on the board of directors of ComScore, Inc. since 2021 and Charter Communications, Inc. since 2025 and was previously a director of Skyhook Wireless, Inc. and Ideiasnet S.A.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2025, the Board approved an amendment to Liberty Broadband’s bylaws (the “Bylaws Amendment”), which became effective at 4:00 p.m., New York City time on July 14, 2025. The Bylaws Amendment, among other things, removed the requirement that the Chief Executive Officer and President of Liberty Broadband be a member of the Board.

The foregoing summary of the changes contained in the Bylaws Amendment does not purport to be complete and is qualified in its entirety by the full text of the Bylaws Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On July 14, 2025, Liberty Broadband and GCI Liberty issued a press release announcing the completion of the Spin-Off. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The disclosure in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Spin-Off constituted a signification disposition and as a result, Liberty Broadband prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X.

The following unaudited pro forma financial information of Liberty Broadband is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025 (unaudited)
•	Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2025 (unaudited)
•	Pro Forma Consolidated Statement of Operations for the year ended December 31, 2024 (unaudited)

(d) Exhibits.

Exhibit No.	Description
3.1	Liberty Broadband Corporation Bylaws Amendment
10.1	Tax Sharing Agreement, dated as of July 14, 2025, by and between Liberty Broadband Corporation and GCI Liberty, Inc.
10.2	Tax Receivables Agreement, dated as of July 14, 2025, by and between Liberty Broadband Corporation and GCI Liberty, Inc.
99.1	Joint Press Release, dated July 14, 2025
99.2	Pro Forma Condensed Consolidated Financial Information (unaudited)
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2025

LIBERTY BROADBAND CORPORATION

By:	/s/ Brittany A. Uthoff
	Name:	Brittany A. Uthoff
	Title:	Vice President